UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                           May 3, 2005 (May 2, 2005)
            ------------------------------------------------------
               Date of Report (Date of earliest event reported)


                         Poster Financial Group, Inc.
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            (Exact name of registrant as specified in its charter)


          Nevada                    333-114335               56-2370836
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(State or other jurisdiction       (Commission              (I.R.S. Employer
   of incorporation)               File Number)            Identification No.)


129 E. Fremont Street, Las Vegas, NV                             89101
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (702) 385-7111
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

                  On May 2, 2005, Poster Financial Group, Inc. (the "Company") entered into an amendment to the loan and security agreement relating to its senior secured credit facility.

                  The amendment changes the calculation of EBITDA by adding back to EBITDA severance costs of up to $2,500,000 and the $150,000 fee for the amendment.

                  The amendment also modifies financial ratios and covenants to cure certain defaults (which had been previously waived by the lenders as disclosed in the Form 10-K filed by the Company with the Securities and Exchange Commission for the fiscal year ended December 31, 2004) and to permit the sale of the Golden Nugget Laughlin.

                  The full text of the amendment is attached hereto as Exhibit
10.1 and is incorporated in its entirety by reference herein.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits

Exhibit 10.1 Amendment Number Four to Loan and Security Agreement dated as of May 2, 2005, by and among Poster Financial Group, Inc., GNLV, CORP., GNL, CORP. and Wells Fargo Bank, National Association

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         POSTER FINANCIAL GROUP, INC.


Date: May 3, 2005                        By: /s/ Dawn Prendes
                                              ----------------------------------
                                              Name:  Dawn Prendes
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.
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Exhibit 10.1       Amendment Number Four to Loan and Security Agreement dated as of May 2, 2005, by and among Poster Financial Group, Inc., GNLV, CORP., GNL, CORP. and Wells Fargo Bank, National Association